Exhibit 99.1

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (Audited)

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2023 (Unaudited) AND

FOR THE SIX MONTHS ENDED JUNE 30, 2022 (Unaudited)

ACQUIRED HONEYWELL PRODUCT LINES

INDEX TO ABBREVIATED FINANCIAL STATEMENTS

Page

Report of Independent Certified Public Accountants	1
Abbreviated Financial Statements:
Statements of Assets Acquired as of December 31, 2022 and 2021 (Audited) and as of June 30, 2023 (Unaudited)	3
Statements of Revenues and Direct Expenses for the years ended December 31, 2022 and 2021 (Audited) and for the six months ended June 30, 2023 and 2022 (Unaudited)	4
Notes to Abbreviated Financial Statements	5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

Innovative Solutions and Support, Inc.

Opinion

We have audited the abbreviated financial statements of the Acquired Honeywell Products Lines (the “Product Lines”), which comprise the statements of assets acquired as of December 31, 2022 and 2021, and related statements of revenue and direct expenses for the years ended December 31, 2022 and 2021, and the related notes to the financial statements.

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the statements of assets acquired as of December 31, 2022 and 2021, and related statements of revenue and direct expenses for the years ended December 31, 2022 and 2021, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a Matter

As described in Note 1, the accompanying abbreviated financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in an amendment to a Form 8-K to be filed by Innovative Solutions and Support, Inc. and are not intended to be a complete presentation of assets, liabilities, revenues and expenses of the Product Lines. Our opinion is not modified with respect to this matter.

Basis for opinion

We conducted our audits of the abbreviated financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Product Lines and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Product Line’s ability to continue as a going concern for one year after the date the financial statements are issued.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with US GAAS, we:

●      Exercise professional judgment and maintain professional skepticism throughout the audit.

●      Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Product Line’s internal control. Accordingly, no such opinion is expressed.

●      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.

●      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Product Line’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ GRANT THORNTON LLP

Philadelphia, Pennsylvania

September 14, 2023

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

STATEMENT OF ASSETS ACQUIRED

(U.S. Dollars)

	December 31,		June 30,
	2022	2021	2023
			(Unaudited)
ASSETS
Current assets:
Inventory, net	$8,908,303	$9,875,596	$9,072,933
Total current assets	8,908,303	9,875,596	9,072,933
Equipment, net	1,304,068	885,242	1,509,155
Total assets acquired	$10,212,371	$10,760,838	$10,582,088

The accompanying notes are an integral part of these abbreviated financial statements.

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

STATEMENT OF REVENUES AND DIRECT EXPENSES

(U.S. Dollars)

	Year Ended		Six Months Ended
	December 31, 2022	December 31, 2021	June 30, 2023	June 30, 2022

			(Unaudited)
Net sales	$21,478,069	$20,555,260	$8,948,683	$11,661,016
Direct costs and operating expenses
Cost of sales	10,376,350	11,247,287	3,117,432	3,403,593
Selling, general and administrative expenses	1,547,249	1,461,575	1,004,161	1,476,470
Total direct costs and operating expenses	11,923,599	12,708,862	4,121,593	4,880,063
Net sales in excess of direct costs and operating expenses	$9,554,470	$7,846,398	$4,827,090	$6,780,953

The accompanying notes are an integral part of these abbreviated financial statements.

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

NOTES TO ABBREVIATED FINANCIAL STATEMENTS

1. Nature of the Business and Basis of Presentation

Description of the Transaction

On June 30, 2023 (the “Acquisition Date”), Innovative Solutions and Support, Inc. (the “Company”) entered into and closed the transactions contemplated by an Asset Purchase and License Agreement with Honeywell International, Inc. (“Honeywell”) whereby Honeywell sold certain assets and granted perpetual license rights to manufacture and sell licensed products related to its inertial, communication and navigation product lines (the “Product Lines”) to the Company (the “Transaction”). The Transaction involved a sale of certain inventory, equipment and customer-related documents; an assignment of certain contracts; and a grant of exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its inertial, communication and navigation product lines to repair, overhaul, manufacture sell, import, export and distribute certain products to the Company for consideration of $36.0 million in cash. Concurrent with the Transaction, the Company entered into a transition services agreement with Honeywell, at no additional costs, to receive certain transitional services and technical support during the transition service period.

Basis of Presentation

The accompanying abbreviated financial statements, which consist of the statements of assets acquired as of December 31, 2022 and 2021 and June 30, 2023 and related statements of revenues and direct expenses for the years ended December 31, 2022 and 2021 and the six months ended June 30, 2023 and 2022, and the related notes thereto will henceforth be collectively referred to as the “Abbreviated Financial Statements”. The Abbreviated Financial Statements were prepared for the purpose of complying with the requirements of Rule 3-05 of the U.S. Securities Exchange Commission Regulation S-X and present the assets acquired and liabilities assumed and the related revenues and direct expenses of the Product Lines of Honeywell. The Abbreviated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America and are unaudited with respect to the accompanying financial statements as of June 30, 2023 and the six months ended June 30, 2023 and 2022.

The Product Lines were not a separate legal entity, subsidiary, or operating segment of Honeywell; they were a fully integrated part of Honeywell’s consolidated business and operations and did not represent a substantial portion of Honeywell’s assets and liabilities. It is impracticable to prepare complete financial statements related to the Product Lines as Honeywell has not accounted for the Product Lines on a stand-alone basis or as a separate division or subsidiary, nor has Honeywell maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements. As a result, the statements of revenues and direct expenses were derived from the operating activities directly attributable to the Product Lines from Honeywell’s books and records and contain certain estimates and allocation methodologies. Although management is unable to determine all of the actual costs, expenses and resulting operating results associated with the Product Lines, it considers the allocation of such items to be reasonable for the periods presented. However, the revenues and direct expenses of the Product Lines may differ from the results that would have been achieved had the Product Lines operated as a separate entity and may not necessarily reflect the assets and liabilities or revenues and expenses of the Product Lines on a stand-alone basis in the future.

In addition, and as described further in Note 2, the statements of revenues and direct expenses exclude corporate overhead costs borne by Honeywell to support the Product Lines. As such, the statements are not indicative of the future results of Product Lines as they omit various operating expenses that the Company will incur to operate the Product Lines in the future.

2. Corporate Overhead Accounting Consideration

Honeywell performs certain functions for the Product Lines including, but not limited to, corporate management, certain legal services, administration of insurance, regulatory and compliance, treasury, information systems, finance, corporate income tax administration, employee compensation and benefit management, facilities and other corporate expenses. The costs of these functions historically have not been allocated to its products, and are not directly attributable or specifically identifiable to the Product Lines, and therefore, are not included in the Abbreviated Financial Statements. Income taxes and interest expenses have not been included in the accompanying statements as these expenses are not specifically attributable to the Product Lines.

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

NOTES TO ABBREVIATED FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Abbreviated Financial Statements requires management to make estimates and assumptions that affect the reported amounts of direct assets and liabilities at the date of the statements of assets acquired and the reported amounts of revenues and direct expenses during the reporting periods. Significant estimates and assumptions reflected in these Abbreviated Financial Statements relate to inventory valuation, impairment and useful lives of fixed assets, revenue recognition, and the allocation of certain operating expenses. Actual results could differ from the estimates and assumptions used in preparing these Abbreviated Financial Statements.

Revenue Recognition

The Product Lines generates revenue from the sale of products related to inertial, communication and navigation aircraft systems and through the provision of related services to repair, overhaul and distribute certain related products. The revenue generating activities are primarily with non-contracted customers and customers the Product Lines has entered into either a long-term maintenance service agreement or maintenance service plan with.

Revenue is measured as the amount of consideration the Product Lines expects to receive in exchange for transferring goods or providing services. Product sales are recognized when the Product Lines transfers control of the promised products to its customers which generally occurs at shipment. Service sales, principally representing repair, overhaul and maintenance activities, are recognized over the contractual period or as services are rendered, depending on the nature of the contract. Revenues under long-term maintenance service agreements are recognized as work is performed over the period of the contract and is allocated to the Product Lines using costs incurred specific to the Product Line relative to total costs on the contract.

Inventory

Inventories are stated at the lower of cost or net realizable value, with cost determined on a first-in, first-out basis. Carrying value adjustments for inventory obsolescence are equal to the difference between the cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

Equipment

Equipment is stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The estimated useful lives range between three to fifteen years. Costs are considered construction in progress when the equipment is not ready for its intended use. Major additions and improvements are capitalized, while maintenance and repairs that do not improve or extend the life of assets are charged to expense as incurred.

4. Revenue Recognition

The Product Lines' offering of various inertial, communication and navigation products and services are sold to a variety of both U.S-based and international customers.

ACQUIRED HONEYWELL PRODUCT LINES

ABBREVIATED FINANCIAL STATEMENTS

NOTES TO ABBREVIATED FINANCIAL STATEMENTS

The Product Lines' customer base consists principally of companies within the aviation industry, including air transport and airlines. Significant customers are those which the Product Lines had customers that individually represented 10% or more of its revenue. The percentage of revenue from significant customers is as follows:

	Year Ended		Six Months Ended
	December 31,		June 30,
	2022	2021	2023	2022

			(Unaudited)
Customer A	3%	12%	2%	3%
Customer B	12%	7%	9%	11%
Customer C	13%	7%	15%	8%
Customer D	3%	4%	10%	3%

5. Inventory

Inventories are stated at the lower of cost (first-in, first-out) or net realizable value, net of write-downs for excess and obsolete inventory, and consist of the following:

	December 31,		June 30,
	2022	2021	2023
			(Unaudited)
Raw materials	$3,793,004	$3,567,345	$3,151,789
Finished goods	5,115,299	6,308,251	5,921,144
Inventory, net	$8,908,303	$9,875,596	$9,072,933

6. Equipment

Equipment, net consist of the following:

	December 31,		June 30,
	2022	2021	2023
			(Unaudited)
Equipment	$3,115,222	$2,453,912	$3,471,218
Less accumulated depreciation	(1,811,154)	(1,568,670)	(1,962,063)
Equipment, net	$1,304,068	$885,242	$1,509,155

Depreciation expense was $242,484 and $167,484 for the years ended December 31, 2022 and 2021, respectively. Depreciation expense was $150,909 and $121,242 for the six months ended June 30, 2023 and 2022 (unaudited), respectively.

7. Commitments and Contingencies

In the ordinary course of business, the Product Lines is involved in litigation, claims, government inquiries, investigations and proceedings, relating to intellectual property, commercial, employment, environmental and regulatory matters. There are no such claims or disputes pending.

8. Subsequent Events

The Product Lines has evaluated subsequent events through September 13, 2023, the date on which these Abbreviated Financial Statements were available to be issued, and is not aware of any items that that would require adjustment to or disclosure in these Abbreviated Financial Statements and related notes.